                                                           BANCFIRST CORPORATION
                                                                    EXHIBIT 10.6

                 BANCFIRST CORPORATION NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

1.       PURPOSE. The BancFirst Corporation Non-Employee Directors' Stock Option
         -------
         Plan (the "Plan") is intended as an incentive and to encourage stock ownership by the non-employee directors of BancFirst Corporation (the "Corporation") in order to increase their proprietary interest in the Corporation's success.

2.       DEFINITIONS. As used herein, the following terms shall have the
         -----------
         corresponding meanings:


         2.1. "Committee" shall mean the Board of Directors of the Corporation, or a duly constituted committee of the Board consisting of three or more members, at least a majority of which shall be "Non-Employee Directors" as such term is used in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         2.2 "Common Stock" shall mean the common stock, par value $1.00 per share, of the Corporation.

         2.3. "Date of Grant" shall mean the date of grant of a Stock Option granted hereunder as set forth in the Stock Option Agreement. In the event of a grant conditioned, among other things, upon stockholder ratification of this Plan, the date of such conditional grant shall be the Date of Grant for purposes of this Plan.

         2.4. "Non-Employee Director" shall mean a person that is an elected or appointed Director or Advisory Director of a corporation, who is not a common-law employee of the corporation. The determination of whether or not a person is a Non-Employee of the Corporation with respect to the grant or exercise of a Stock Option shall be made in accordance with the rule of Income Tax Regulation Section 1.421-7(h) (or successor regulation).

         2.5. "Fair Market Value" shall mean, with respect to the exercise of an option under the Plan, (a) if the Common Stock is listed on a national securities exchange or the NASDAQ National Market System, the closing price of the Common Stock for the business day immediately preceding the day for which the determination is being made, or (b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ for the business day immediately preceding the day for which the determination is being made, or (c) if the Common Stock is not then listed on any exchange or quoted on NASDAQ, an amount determined in good faith by the Committee to be the fair market value of the Common Stock, after consideration of all relevant factors.

         2.6 "Nonqualified Stock Option" shall mean a Stock Option which is not intended to qualify for tax treatment as an "incentive stock option" under Section 422 of the Code.

         2.7. "Option Exercise Price" shall mean the price paid for Shares upon the exercise of a Stock Option granted hereunder.

         2.8. "Optionee" shall mean any person entitled to exercise a Stock Option pursuant to the terms of the Plan.

         2.9. "Stock Option" shall mean a stock option giving an Optionee the right to purchase shares of the Corporation's Common Stock. Stock Options granted under the Plan shall be Nonqualified Stock Options.

3.       ADMINISTRATION.
         --------------

         3.1 AUTHORITY; INDEMNIFICATION. Within the limitations described herein, the Committee shall administer the Plan, determine the method of payment upon exercise of each Stock Option, determine all other terms of Stock Options granted hereunder and interpret, construe and implement the provisions of the Plan. All questions of interpretation of the Plan or any Stock Option granted under the Plan shall be determined by the Committee, and such decisions shall be binding upon all persons having an interest in the Plan and/or any Stock Option. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Certificate of Incorporation, or as otherwise permitted by law.

         3.2 RULE 16B-3 COMPLIANCE. With respect to the participation of eligible participants who are subject to Section 16(b) of the Exchange Act, the Plan shall be administered in compliance with the requirements of Rule 16b-3.

         3.3 SECTION 162(M) COMPLIANCE. In the event the Corporation is a "publicly held corporation" as defined in paragraph (2) of section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder ("Section 162(m)"), the Corporation shall establish a committee of outside directors meeting the requirements of Section 162(m) to approve the grant of Stock Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

4.       ELIGIBILITY. The individuals who shall be eligible to participate in
         -----------
         the Plan shall be such Non-Employee Directors of the Corporation, or of any corporation ("Subsidiary") in which the Corporation has proprietary interest by reason of stock ownership or otherwise, including any corporation in which the Corporation acquires a proprietary interest after the adoption of this Plan (but only if the Corporation owns, directly or indirectly, stock possessing not less than 50% of the total combined voting power of all classes of stock in the corporation), as the Committee shall determine from time to time.

5.       STOCK. The stock subject to Stock Options and other provisions of the
         -----
         Plan shall be shares of the Corporation's authorized but unissued Common Stock or treasury stock, as determined by the Committee. Subject to adjustment in accordance with the provisions of Subparagraph 6.7 hereof, the total number of shares of Common Stock of the Corporation on which Stock Options may be granted under the Plan shall not exceed in the aggregate 75,000 shares. In the event that any outstanding Stock Option under the Plan for any reason expires or is terminated prior to the end of the period during which Stock Options may be granted, the shares of the Common Stock allocable to the unexercised portion of such Stock Option may again be subject to a Stock Option under the Plan.

6.       TERMS AND CONDITIONS OF STOCK OPTIONS. Stock Options granted pursuant
         -------------------------------------
         to the Plan shall be evidenced by agreements in such form as the Committee shall, from time to time, approve. Agreements shall comply with and be subject to the following terms and conditions:

         6.1 MEDIUM AND TIME OF PAYMENT. The Option Exercise Price shall be payable in United States Dollars upon the exercise of the Stock Option and may be paid in cash or by certified check, bank draft or money order payable to the order of the Corporation, unless otherwise determined by the Committee.

         6.2 NUMBER OF SHARES. Each Non-Employee Director shall be granted a Stock Option for 5,000 shares.

         6.3 OPTION EXERCISE PRICE. The Option Exercise Price shall be equal to the Fair Market Value of the Common Stock on the Date of Grant.

         6.4 TERM OF STOCK OPTIONS. Any Stock Option granted must be exercised within fifteen (15) years of the date of such grant.

         6.5 DATE OF EXERCISE. Unless otherwise determined by the Committee at the time of granting a Stock Option, Stock Options shall be exercisable at the rate set forth below beginning one year from the Date of Grant. After becoming exercisable, the Stock Option may be exercised at any time and from time to time in whole or in part until termination of the Stock Option as set forth in Sections 6.4 or 6.6.

                                                                   Cumulative
                  Elapsed Years from          Percent              Percent
                  Date of Grant               of Shares            of Shares
                  -------------               ---------            ---------

                  less than 1 year                0%                   0%
                  1 to 2 years                   25%                  25%
                  2 to 3 years                   25%                  50%
                  3 to 4 years                   25%                  75%
                  more than 4 years              25%                 100%

         6.6 TERMINATION OF BOARD SERVICE. In the event that an Optionee's service on the board of directors of the Corporation shall terminate, his Stock Option whether or not then exercisable shall terminate immediately; provided, however, that if the termination is not as a result of embezzlement, theft or other violation of the law, the Optionee shall have the right to exercise his option (to the extent exercisable at the time of termination) at any time within 30 days after such termination; provided, further, that if the Optionee shall die while in service on the board of directors of the Corporation or within the period of time after termination of service during which he was entitled to exercise his option as hereinabove provided, his estate, personal representative, or beneficiary shall have the right to exercise his Stock Option (to the extent exercisable at the date of death) at any time within twelve (12) months from the date of his death.

         6.7 RECAPITALIZATION. The aggregate number of shares of Common Stock on which Stock Options may be granted to persons participating under the Plan, the number of shares thereof covered by each outstanding Stock Option, and the price per share thereof in each such Stock Option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In the event of a change in the Corporation's Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or a change in the par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

         6.8 REORGANIZATION OF CORPORATION. Subject to any required action by the stockholders, if the Corporation shall be the surviving or resulting corporation in any merger or consolidation which does not result in change of control of the Corporation, any Stock Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled. In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving or resulting corporation or which results in a change in control of the Corporation, or a tender or exchange offer which results in a change in control of the Corporation, the Committee shall determine: (i) whether all or any part of the unexercisable portion (as set forth in section 6.5) of any Stock Option outstanding under the Plan shall terminate; (ii) whether the Stock Options shall become immediately exercisable;

                  or (iii) whether such Stock Options may be exchanged for options covering securities of any such surviving or resulting corporation, subject to the agreement of any such surviving or resulting corporation, on terms and conditions substantially similar to a Stock Option hereunder.

         6.9 ASSIGNABILITY. Except as provided in this Section, no Stock Option shall be assignable or transferable except as follows:

                  (a)   by will or by the laws of descent and distribution.

                  (b)   for the purpose of making a charitable gift.

                  (c) to the Optionee as trustee of a revocable trust which allows the Optionee to amend or revoke the trust at any time. If the Optionee relinquishes his power to amend or revoke the trust or appoints a trustee other than the Optionee, the Optionee shall withdraw the Stock Option from the trust prior to the relinquishment of such power or appointment and revest title to the Stock Option in the Optionee's individual name. If the trust becomes irrevocable due to the death of the Optionee, the successor trustee shall have the same power to exercise the Stock Option under Section 6.6 as the personal representative. If there is a successor trustee under the trust due to the incapacity of the Optionee, the date of incapacity shall be treated as termination of employment under Section 6.6, and the successor trustee shall have the same right to exercise the option as the Optionee has under Section 6.6. The trustee or any successor trustee shall be bound by all the terms and conditions of the Plan and the Stock Option Agreement entered into by the Plan and Optionee under this Plan.

                  (d) to the extent set forth in the Stock Option Agreement governing such Stock Option.

         6.10 OPTIONEE'S AGREEMENT. If, at the time of the exercise of any Stock Option, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Optionee exercising the Stock Option shall agree that he will purchase the shares that are subject to the Stock Option for investment and not with any present intention to resell the same, the Optionee will, upon the request of the Corporation, execute and deliver to the Corporation an agreement to such effect.

         6.11 RIGHTS AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to shares covered by his Stock Option until the date of issuance of the shares to him and only after such shares are fully paid.

         6.12 OTHER PROVISIONS. The option agreements authorized under the Plan may contain such other provisions as the Committee shall deem advisable.

7.       MARKETABILITY OF SHARES. The Common Stock is currently traded on the
         -----------------------
         NASDAQ National Market System. As a result, its liquidity varies widely in response to supply and demand. Consequently, the Corporation can give no assurances as to the marketability of shares acquired under the Plan.

8.       TAX IMPLICATIONS. It is anticipated that Stock Options granted under
         ----------------
         the Plan will be treated as Nonqualified Stock Options by the Internal Revenue Service. As such, exercise of the Stock Option would generate a taxable event with the difference between the original Option Exercise Price and the Fair Market Value of the Common Stock at the time of exercise being treated as ordinary income.

9.       TERM OF PLAN. No Stock Option may be granted after December 31, 2014.
         ------------

10.      NO OBLIGATION TO EXERCISE OPTION. The granting of a Stock Option shall
         --------------------------------
         impose no obligation upon the Optionee to exercise such Stock Option.

11.      AMENDMENTS. The Board of Directors may from time to time amend, alter,
         ----------
         suspend, or discontinue the Plan or alter or amend (including decrease of the Option Exercise Price by cancellation and substitution of options or otherwise) any and all option agreements granted thereunder; provided, however, that no such action of the Board of Directors may, without approval of the stockholders of the Corporation, alter the provisions of the Plan so as to (a) materially increase the benefits accruing to participants under the Plan; (b) materially increase the number of securities which may be issued under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided, further, that no amendment may, without the consent of the Optionee, affect any then outstanding Stock Options or unexercised portions thereof. In addition, the approval of the Corporation's stockholders shall be sought for any amendment to the Plan or a Stock Option for which the Committee deems stockholder approval necessary in order to comply with Rule 16b-3.